                                                                   EXHIBIT 10.12

                     SPARKLING SPRING WATER HOLDINGS LIMITED

                         REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "AGREEMENT") is made as of the _____ day of June 2002, by and among Sparkling Spring Water Holdings Limited, a corporation incorporated under the laws of the province of Nova Scotia ("HOLDCO"), and Clairvest Group Inc., a corporation incorporated under the laws of the Province of Ontario ("CLAIRVEST"), Egeria B.V., a corporation incorporated under the laws of The Netherlands ("EGERIA"), and G. John Krediet ("KREDIET") (Clairvest, Egeria and Krediet each individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                                    RECITALS

        A. Holdco and the Shareholders are parties to that certain Shareholder Agreement dated July 31, 2000 and Supplemental Shareholders' Agreement dated March 15, 2001 (collectively, the "EXISTING AGREEMENTS") pursuant to which Holdco granted the Shareholders, among other things, certain registration rights.

        B. Holdco is in the process of preparing for its first firm commitment underwritten public offering of its Common Shares under the Securities Act of 1933, as amended (the "INITIAL OFFERING").

        C. In order to induce Holdco and its underwriters to effect the Initial Public Offering, Holdco and Shareholders desire to supersede the registration rights set forth in the Existing Agreements with the registration rights set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Shareholders hereby agree that the registration rights set forth in the Existing Agreements shall be superseded and replaced in their entirety by this Agreement, and the parties hereto further agree as follows:

AGREEMENT

1. DEFINITIONS

        In this Agreement, including the above recitals, the following terms have the following meanings unless the context otherwise requires:

        "CANADIAN SECURITIES LAWS" means statutes and regulations applicable to the trading of securities in any province or territory of Canada including applicable rules, policies, statements and blanket rulings and orders made by Canadian securities regulatory authorities.

        "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

        "PUBLIC OFFERING" means an underwritten or best efforts public offering of Shares pursuant to an effective prospectus or registration statement under the Securities Laws.

        "PUBLIC SALE" means a sale (i) pursuant to a Public Offering, or (ii) under Rule 144 of the Securities Act and its equivalent under Canadian Securities Laws.

        "REGISTRATION EXPENSES" means (i) all registration and prospectus filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Shares), (iii) printing expenses, (iv) internal expenses of Holdco (including, without limitation, all salaries and expenses of its officers performing legal or accounting duties), (v) reasonable fees and disbursements for counsel for Holdco and customary fees and expenses for independent certified public or chartered accountants retained by Holdco (including the expenses of any comfort letters or costs associated with the delivery by accountants of a comfort letter or comfort letters requested pursuant to paragraph (g) of Schedule "A" hereto), (vi) the reasonable fees and expenses of any special experts retained by Holdco in connection with such registration or qualification, (vii) reasonable fees and expenses of one counsel for all the selling Shareholders, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. or any comparable Canadian association including fees and expenses of any "qualified independent underwriter", (ix) fees and expenses of listing the Shares on an exchange or other trading system, and (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities; but shall not include any underwriting fees, discounts or commission attributable to the sale of Shares, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Shareholders (or the agents who manage their accounts) or any fees and expenses of underwriter's counsel.

        "SEC" means the Securities and Exchange Commission.

        "SECURITIES ACT" means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time;

        "SECURITIES LAW" shall mean the Securities Act, the Exchange Act and Canadian Securities Laws.

        "SHARES" means Common Shares of Holdco held by the Shareholders on the date hereof, any Common Shares of Holdco issued to the Shareholders upon the exercise of options or warrants of Holdco held by the Shareholders on the date hereof, or any Common Shares of Holdco issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced above; provided that, Common Shares shall only be treated as Shares if and so long as they have not been (A) sold in a Public Sale or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

2. REGISTRATION RIGHTS

        2.1 DEMAND REGISTRATION

        (a) At any time after the date six months after the effective date of the Initial Offering, upon written request of any Shareholder that Holdco effect the registration or qualification under the Securities Laws of Shares of such Shareholder, and specifying the intended method of disposition thereof, Holdco will promptly give written notice of such requested registration (a "DEMAND REGISTRATION") at least twenty (20) days prior to the anticipated filing date of the prospectus or registration statement relating to such Demand Registration to all other Shareholders, and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Laws of:

        (x) the Shares that Holdco has been so requested to qualify or register by the initiating Shareholder, then held by the initiating Shareholder; and

        (y) all other Shares that any other Shareholder (all such Shareholders, together with the initiating Shareholder, the "HOLDERS") has requested Holdco to qualify or register, subject to Section 2.2 hereof, by written request received by Holdco within ten (10) days after the receipt by such Holders of such written notice given by Holdco, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Shares so to be registered; provided that (i) Holdco shall not be obligated to effect a Demand Registration if the anticipated aggregate gross offering price of the offered Shares is less than $10,000,000 ($3,000,000 in the case of a requested registration on Form F-3), (ii) Holdco shall not be obligated to effect a Demand Registration if Holdco shall furnish to the Holders a certificate signed by Holdco's Chief Executive Officer or Chairman of the Board stating that in the good faith judgement of the Board of Directors of Holdco, it would be seriously detrimental to Holdco and its shareholders for such registration statement to be effected at such time, in which event Holdco shall have the right to defer such filing for a period of not more ninety days after receipt of the request of the initiating Shareholder, provided that Holdco shall not exercise its right to delay a request pursuant to this Section 2.1(a)(ii) or Section 2.1(a)(iii) more than once in a twelve-month period, (iii) Holdco shall not be obligated to effect a Demand Registration during the period starting with the date sixty days prior to Holdco's good faith estimate of the date of the filing of, and ending on the date one-hundred eighty days following the effective date of, a Holdco-initiated registration subject to Section 2.2 below, provided that Holdco is actively employing in good faith, its best efforts to cause such registration to become effective, provided further that the actual filing occurs within twenty days before or after the original good faith estimate of the filing date and provided further than the suspension of Holdco's obligations pursuant to this Section 2.1(a)(iii) or Section 2.1(a)(ii) shall be effective only once during any twelve-month period, (iv) Holdco shall not be obligated to effect more than one Demand Registration in any six-month period, and (v) Holdco shall not be obligated to effect more than one (1) Demand Registration for each of the Shareholders pursuant to this Section 2.1, unless Holdco shall be eligible to file a registration statement on Form F-3 under the Securities Act (or other comparable short form, including a short form prospectus under National Instrument 44-101 of the Canadian Securities Administrators), in which event there shall be no limit on the number of such Demand Registrations pursuant to this Section 2.1.

                Promptly after the expiration of the ten (10) day period referred to in Section 2.1(a)(ii) hereof, Holdco will notify all the Holders to be included in the Demand Registration of the other Holders and the number of Shares requested to be included therein. The participating Shareholders may, at any time prior to the effective date of the prospectus or registration statement relating to such registration, revoke such request by providing a written notice to Holdco, in which case such request, so revoked shall not be considered a Demand Registration if any fees incurred by Holdco as a result of such revoked request are paid pro rata by the participating Shareholders based on the number of shares each requested to be included in the registration or qualification.

                (b) Subject to Section 2.1(c), Holdco will pay all Registration Expenses in connection with any Demand Registration; provided that if Holdco is required to undertake an audit of Holdco that it would not otherwise have been required to undertake, the costs associated with such audit shall be for the account, pro rata, of the participating Shareholders.

                (c) A qualification or registration requested pursuant to this
Section 2.1 shall not be deemed to have been effected unless the prospectus or registration statement relating thereto (i) has become effective under the Securities Laws, and (ii) has remained effective for a period of at least ninety
(90) days (or such shorter period in which all Shares of the Holders included in such registration has actually been sold thereunder); provided that if after any prospectus or registration statement requested pursuant to this Section 2.1 becomes effective such prospectus or registration statement is interfered with by any stop order, cease trade order, injunction or other order or requirement of the SEC, the Canadian securities regulatory authorities or other governmental agency or court solely due to the actions or omissions to act of Holdco, such prospectus or registration statement shall be at the sole expense of Holdco and shall not be considered a Demand Registration. In the event that less than seventy-five (75%) percent of the participating Shareholders' Shares initially proposed to be included in such prospectus or registration have been sold thereunder and the participating Shareholders pay pro rata all Registration Expenses in connection with such prospectus or registration, such requested qualification or registration shall be deemed not to be a Demand Registration pursuant to this Section 2.1.

                (d) If a Demand Registration involves a Public Offering and the managing underwriter shall advise Holdco and Holders that, in its view, (i) the number of Shares requested to be included in such registration or qualification (including Shares which Holdco proposes to be included), or (ii) the inclusion of some or all of the Shares owned by the Holders, in either case, exceeds the largest number of Shares which can be sold without having a material adverse effect on such offering, including the price at which such Shares can be sold (the "MAXIMUM OFFERING SIZE"), Holdco will include in such registration or qualification, in the priority listed below, up to the Maximum Offering Size:

                (i) first, such number of Shares requested to be included in such registration or qualification by the Shareholders (allocated, if necessary, for the offering not to exceed the Maximum Offering Size, pro rata among such other Shareholders on the basis of the relative number of Shares requested by such Shareholders to be included in such registration or qualification, provided that to the extent the number of Shares requested by the initiating Shareholder to be included in such registration or qualification exceeds 75% of the Maximum Offering Size, the allocation shall be adjusted to the extent necessary to permit the initiating Shareholder to be allocated not less than 75% of the Maximum Offering Size); and

                (ii) second, any Shares proposed to be registered or qualified by Holdco.

        (e) No Shareholder shall have the right to restrain or delay any registration or qualification of Shares by Holdco on the basis of any dispute or controversy concerning a Demand Registration.

        2.2 INCIDENTAL REGISTRATION

        (a) If Holdco proposes to register any of its Shares under the Securities Laws, it will each such time, subject to the provisions of Section 2.2(b) hereof, give prompt written notice at least twenty (20) days prior to the anticipated filing date of the prospectus or registration statement relating to such registration to each Shareholder which notice shall set forth such Shareholders' rights under this Section 2.2 and shall offer all Shareholders the opportunity to include in such prospectus or registration statement such number of Shares as each such Shareholder may request (an "INCIDENTAL REGISTRATION"). Upon the written request of any such Shareholder made within ten (10) days after the receipt of notice from Holdco (which request shall specify the number of Shares intended to be disposed of by such Shareholder), Holdco will use its best efforts to effect the qualification or registration under the Securities Laws of all Shares which Holdco has been so requested to quality or register by such Shareholders, to the extent requisite to permit the disposition of the Shares so to be qualified or registered; provided that (A) if such qualification or registration involves a Public Offering, all such Shareholders requesting to be included in Holdco's prospectus or registration must sell their Shares to the underwriters of the Public Offering on the same terms and conditions as apply to Holdco, and (B) if, at any time after giving written notice of its intention to qualify or register any Shares pursuant to this Section 2.2(a) and prior to the effective date of the prospectus or registration statement filed in connection with such qualification or registration, Holdco shall determine for any reason not to qualify or register Holdco's Shares, Holdco shall give written notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Shares in connection with such qualification or registration (without prejudice, however, to rights of any of the Shareholders under Section 2.1 hereof). No qualification or registration effected under this Section 2.2 shall relieve Holdco of its obligations to effect a Demand Registration to the extent required by Section 2.1 hereof. Holdco will pay all Registration Expenses in connection with each qualification or registration of Shares requested pursuant to this Section 2.2.

        (b) If a qualification or registration pursuant to this Section 2.2 involves a Public Offering (other than in the case of a Public Offering requested by an initiating Shareholder, in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2.1(d) shall apply) and the managing underwriter advises Holdco that, in its view, the number of Shares that Holdco and such Shareholders intend to include in such qualification or registration exceeds the Maximum Offering Size, Holdco will include in such qualification or registration the Maximum Offering
Size:

                (i) first, so much of the Shares proposed to be qualified or registered by Holdco, not to exceed two-thirds (2/3) of the Maximum Offering Size;

                (ii) second, all Shares requested to be included in such qualification or registration by any Shareholder pursuant to this Section 2.2 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of Shares so requested to be included in such qualification or registration); and

                (iii) so much of the remainder of the Shares proposed to be qualified or registered by Holdco as would not cause the offering to exceed the Maximum Offering Size.

        2.3 HOLDBACK AGREEMENTS

        If any qualification or registration of Shares shall be in connection with a Public Offering, each Shareholder agrees not to effect any Public Sale of any Shares or of any securities convertible into or exchangeable or exercisable for any Shares (in each case, other than as part of such Public Offering) except as the managing underwriter may advise reasonably.

        2.4 REGISTRATION PROCEDURES

        The registration procedures set out in Schedule "A" hereof will apply with respect to the provisions of Sections 2.1 and 2.2 hereof.

        2.5 TERMINATION OF REGISTRATION RIGHTS

        No Shareholder shall be entitled to exercise any right provided for in this Agreement after five years following the consummation of the Initial Offering or, as to any Shareholder, such earlier time at which all Shares held by such Shareholder (and any affiliate of the shareholder with whom such Shareholder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Securities Act.

3. MISCELLANEOUS

        3.1 SUCCESSORS AND ASSIGNS

        The rights to cause Holdco to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Shareholder to a transferee or assignee of such securities that (a) is a subsidiary, parent, partner, limited partner, member, retired member, retired, partner or shareholder of a Shareholder, (b) is a Shareholder's family member or trust for the benefit of an individual Shareholder, (c) held Registrable Securities prior to such transfer, or (d) after such assignment or transfer, holds at least 700,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) (or such lesser amount if the Shareholder is transferring all Registrable Securities held by such Shareholder), provided: (i) Holdco is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        3.2 GOVERNING LAW

        This Agreement shall be governed by and construed under the laws of the Province of Nova Scotia and the federal laws of Canada as applicable therein.

        3.3 COUNTERPARTS

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.4 TITLES AND SUBTITLES

        The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



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

        3.5 NOTICES

        Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon receipt by the sender of a confirmation of a successful facsimile transmission, (c) one business day after deposit with a nationally recognized overnight courier service, prepaid for overnight delivery and addressed as set forth on the signature pages hereto, or (d) five days after deposit in the mails, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page hereto, or at such other address as such party may designate by ten days' advance written notice to the other parties.

        3.6 EXPENSES

        If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        3.7 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS

        This Agreement (including the schedule hereto) supersedes the registrations rights provisions of the Existing Agreements and constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof (but is in addition to and does not supersede any agreement regarding between any Shareholder and underwriter of Holdco regarding the lockup of such Shareholder's shares subsequent to the Initial Offering). Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Holdco and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities, each future Holder of any Registrable Securities and Holdco.

        3.8 SEVERABILITY

        If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        3.9 AGGREGATION OF STOCK

        All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



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                            [SIGNATURE PAGE FOLLOWS]




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        IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first above written.


                                        SPARKLING SPRING WATER HOLDINGS LIMITED

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:  ATTN:  President
                                                  19 Fielding Avenue
                                                  Dartmouth, Nova Scotia
                                                  B3B 1C9

                                        Fax:      (902) 468-2751




                               SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT

                                        CLAIRVEST GROUP, INC.

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address: ATTN: Kenneth B. Rotman
                                                 22 St. Clair Avenue East
                                                 Suite 1700
                                                 Toronto, Ontario
                                                 M4T  253

                                        Fax:     (416) 964-5828



                               SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT

                                        EGERIA B.V.

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address: ATTN: Jan Niessen

                                                 Weesperstraat 113
                                                 1018 VN AMSTERDAM
                                                 The Netherlands

                                        Fax:     (011) 31-206-213-942



                               SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT

                                        ----------------------------------------
                                                    G. John Krediet



                                        Address: c/o Sparkling Spring Water
                                                 UK Limited
                                                 14 Royal Court House
                                                 162 Sloane Street
                                                 London, England SW1X9BS

                                        Fax:     (011) 44-171-245-0739




                               SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT

                                  SCHEDULE "A"

                             REGISTRATION PROCEDURES

        Whenever Shareholders request that any Shares be qualified or registered pursuant to Section 2.1 or 2.2, Holdco will, subject to the provisions of such Sections, use its best efforts to effect the qualification or registration and the sale of such Shares in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

        (a) Holdco will as expeditiously as possible prepare and file with the SEC and/or with the relevant Canadian securities regulatory authority a prospectus and/or registration statement on any form for which Holdco then qualifies or which counsel for Holdco shall deem appropriate and which form shall be available for the sale of the Shares to be qualified or registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed prospectus and/or registration statement to become and remain effective for a period of not less than ninety
(90) days or, if earlier, until the distribution contemplated in the registration statement has been completed.

        (b) Holdco will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder and each underwriter, if any, of the Shares covered by such registration statement, copies of such registration statement as proposed to be filed, and thereafter Holdco will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Shares owned by such Shareholder.

        (c) After the filing of the prospectus and/or registration statement, Holdco will promptly notify each Shareholder holding Shares covered by such prospectus and/or registration statement of any stop order or cease trade order issued or threatened by the SEC or by any relevant Canadian securities regulatory authority and take all reasonable actions required to prevent the entry of such stop order or cease trade order or to remove or revoke it if entered.

        (d) Holdco will use its best efforts to (i) register or qualify the Shares covered by such prospectus or registration statement under such other securities or blue sky laws of such jurisdictions in the United States and Canada as any Shareholder holding such Shares reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii) cause such Shares to be qualified or registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of

        Holdco and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Shares owned by such Shareholder; provided that Holdco will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

        (e) Holdco will immediately notify each Shareholder holding such Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Laws, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will contain full, true and plain disclosure of all material facts relating to the securities covered thereby and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made and promptly prepare and make available to each such Shareholder any such supplement or amendment.

        (f) Upon the execution of confidentiality agreements in form and substance satisfactory to Holdco, Holdco will make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a prospectus or registration statement being filed by Holdco and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of Holdco (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Holdco's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such prospectus or registration statement. Records that Holdco determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such prospectus or registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or from any Canadian securities regulatory authority.

        (g) Holdco will furnish to each such Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to Holdco and (ii) a comfort letter or comfort letters from Holdco's independent public or chartered accountants, each in customary form and covering such matters the type customarily covered by opinions or comfort letters, the case may be, as the Holders or managing underwriter therefor reasonably requests.

        (h) Holdco will otherwise use its best efforts comply with all applicable rules and regulations of the SEC and the relevant Canadian securities regulatory authorities.

        (i) Holdco may require each such Shareholder to promptly furnish in writing to Holdco such information regarding the distribution of the Shares as Holdco may from time to time reasonably request and such other information as may be legally required in connection with such registration or qualification.

        Each such Shareholder agrees that, upon receipt of a notice from Holdco of the happening of any event of the kind described in paragraph (e) above, such Shareholder will forthwith discontinue disposition of Shares pursuant to the prospectus or registration statement covering such Shares until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) above, and, so directed by Holdco, such Shareholder will deliver to Holdco all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Shares at the time of receipt of such notice. In the event that Holdco shall give such notice, Holdco shall extend the period during which such prospectus or registration statement shall be maintained effective (including the period referred to in paragraph (a) above) by the number of days during the period from and including the date of the giving of notice pursuant to paragraph
(e) above to the date when Holdco shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of paragraph
(e) above.

        Holdco agrees to indemnify and hold harmless each Shareholder holding Shares covered by a prospectus or registration statement, its officers, directors and agents, and each person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act, Section 20 of the Exchange Act or Section 1 of the Securities Act (Ontario) from and against any and all losses, claims, damages and liabilities (including those resulting from any order made or any inquiry, investigation or proceeding commenced or threatened by any securities regulatory authority, stock exchange or by any other competent authority) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Shares (as amended or supplemented if Holdco shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to Holdco by such Shareholder or on such Shareholder's behalf expressly for use therein; provided that Holdco shall not be liable for any untrue statement or omission contained in a preliminary prospectus which untrue statement or omission was corrected in a final prospectus or supplement which was furnished to such Shareholder. Holdco also agrees to indemnify any underwriters of the Shares, their officers, directors, employees and agents and each person who controls such underwriters (other than in respect of loss of profit or information relating solely to the underwriters) on substantially the same basis as that of the indemnification of the Shareholders provided in this paragraph and which indemnification shall provide, in addition,



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

an indemnity in respect of any breach of representation or warranty of Holdco contained in any underwriting agreement in respect of Shares.



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